UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2007
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 28, 2007, Plains AAP, L.P. modified the terms of the Class B Restricted Units Agreements previously entered into with certain of the Named Executive Officers of Plains All American Pipeline, L.P. (the “Partnership”), as reported in a Current Report on Form 8-K filed on August 31, 2007. The form of modified agreement, which addresses the impact on the Class B units of an incurrence of debt by Plains AAP, L.P., is filed as Exhibit 10.1 hereto.
Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Fourth Amended and Restated Limited Partnership Agreement of Plains AAP, L.P. (effective as of December 28, 2007 and filed as Exhibit 3.1 hereto) and the Third Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC (effective as of December 28, 2007 and filed as Exhibit 3.2 hereto) incorporate modifications to facilitate (i) the assignment of the general partner interest in the Partnership from Plains AAP, L.P. to PAA GP LLC, as described under Item 8.01 of this Report, (ii) the incurrence of debt by Plains AAP, L.P. and (iii) the modifications to the Class B Restricted Units Agreements described under Item 5.02 of this Report.
     PAA GP LLC, the new general partner of the Partnership as a result of the assignment to PAA GP LLC of the general partner interest in the Partnership (as described under Item 8.01 below) has adopted a Limited Liability Company Agreement of PAA GP LLC (effective December 28, 2007 and filed as Exhibit 3.3 hereto).
Item 8.01 Other Events.
      On December 28, 2007, Plains AAP, L.P. assigned to PAA GP LLC all of the general partner interest in the Partnership. Plains AAP, L.P. owns a 100% membership interest in PAA GP LLC. Plains All American GP LLC remains the general partner of Plains AAP, L.P. (with a 1.0% general partner interest). The change in structure was effectuated in the context of establishing a credit facility at Plains AAP, L.P.
     The transfer of the general partner interest in the Partnership was effected pursuant to a Contribution and Assumption Agreement, dated December 28, 2007 (the “Contribution Agreement). The Contribution Agreement is attached as Exhibit 10.2 to this Report. No change in ownership of Plains AAP, L.P. or Plains All American GP LLC resulted from the transfer under the Contribution Agreement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 3.1	—	Fourth Amended and Restated Limited Partnership Agreement of Plains AAP, L.P. dated December 28, 2007

Exhibit 3.2	—	Third Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC dated December 28, 2007

Exhibit 3.3	—	Limited Liability Company Agreement of PAA GP LLC dated December 28, 2007

Exhibit 10.1	—	Form of Plains AAP, L.P. Class B Restricted Units Agreement

Exhibit 10.2	—	Contribution and Assumption Agreement, dated December 28, 2007, by and between Plains AAP, L.P. and PAA GP LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: January 4, 2008	By:	PAA GP LLC, its general partner

	By:	/s/ Tim Moore
Name: Tim Moore
Title: Vice President

EXHIBIT INDEX

Exhibit 3.1	—	Fourth Amended and Restated Limited Partnership Agreement of Plains AAP, L.P. dated December 28, 2007

Exhibit 3.2	—	Third Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC dated December 28, 2007

Exhibit 3.3	—	Limited Liability Company Agreement of PAA GP LLC dated December 28, 2007

Exhibit 10.1	—	Form of Plains AAP, L.P. Class B Restricted Units Agreement

Exhibit 10.2	—	Contribution and Assumption Agreement, dated December 28, 2007, by and between Plains AAP, L.P. and PAA GP LLC